UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Huntington Bancshares Incorporated

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Huntington Vote YOUR VOTE IS IMPORTANT Meeting details are listed on the reverse side. All votes must be received by the end of the meeting. TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to envisionreports.com/HBAN to vote your shares ANNUAL MEETING NOTICE Important Notice Regarding the Availability of Proxy Materials for the Huntington Bancshares Incorporated Annual Meeting of Shareholders to Be Held on April 22, 2026 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and 2026 Proxy Statement are available at envisionreports.com/HBAN. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side. If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side 10 days prior to the meeting to facilitate timely delivery. To access the virtual meeting, you must have the login details in the white circle located above. ATTEND the meeting on April 22, 2026, at 2:00 p.m. (Eastern Time). 2 NOT

MEETING DETAILS

The Annual Meeting of Shareholders of Huntington Bancshares Incorporated will be held on April 22, 2026, at 2:00 p.m. (Eastern Time), virtually at meetnow.global/MC9UU7K.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED:

1. Election of Directors:

01 - Ann B. Crane	02 - Rafael A. Diaz-Granados	03 - Virginia A. Hepner
04 - John C. Inglis	05 - Katherine M.A. Kline	06 - Richard W. Neu
07 - Kenneth J. Phelan	08 - David L. Porteous	09 - Alice L. Rodriguez
10 - James D. Rollins III	11 - Teresa H. Shea	12 - Roger J. Sit
13 - Stephen D. Steinour	14 - Jeffrey L. Tate	15 - Gary Torgow

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3:

2. An advisory resolution to approve, on a non-binding basis, the compensation of executives as described in the proxy materials.
3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.
4. Any other business that properly comes before the meeting.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE
To vote shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

ORDER MATERIALS

Please make your materials request by using one of the methods listed below. You will need the number located in the white circle on the reverse side.

REQUEST VIA:

Internet Visit envisionreports.com/HBAN
Phone Call 1-866-641-4276
Email Send an email to investorvote@computershare.com and include:

- "Proxy Materials Huntington Bancshares Incorporated" in the subject line
- Your full name and address
- The number located in the white circle on the reverse side
- Statement that you want a paper copy of the meeting materials

PLEASE REVIEW THE MEETING MATERIALS

We encourage you to read the meeting documents found at envisionreports.com/HBAN.